Covid 19 Government Support Loans	12 Months Ended
Dec. 31, 2020
Covid 19 Government Support Loans
Covid 19 Government Support Loans
26.	COVID-19 GOVERNMENT SUPPORT LOANS

In March 2020, the United States Congress passed the Paycheck Protection Program (“PPP”), authorizing loans to small businesses for use in paying employees that they continue to employ throughout the COVID-19 pandemic and for rent, utilities and interest on mortgages. Loans obtained through the PPP are eligible to be forgiven as long as the proceeds are used for qualifying purposes and certain other conditions are met. On May 3, 2020, the Company received a loan in the amount of $186,747 through the PPP. Management expects that the entire loan will be used for payroll, utilities and interest; therefore, management anticipates that the loan will be substantially forgiven. To the extent it is not forgiven, the Company would be required to repay that portion at an interest rate of 1% over a period of two years, beginning July 2021 with a final installment in May 2022. The Company may prepay the PPP loan at any time prior to maturity with no penalty.

On April 9, 2020, the Canadian government launched the Canada Emergency Business Account (“CEBA”) which is intended to support businesses during COVID-19 by providing interest free financing of up to $31,404 (CA$40,000) until December 31, 2022. If 75% of the loan is repaid by December 31, 2022, the loan recipient will be eligible for a loan forgiveness of the remaining 25% of the amount loaned. On April 15, 2020, the Company received a loan in the amount of $31,404 through the CEBA. If the loan has not been repaid by December 31, 2022, the outstanding amount will be automatically extended for an additional three years at 5% interest per annum payable monthly and maturing on December 31, 2025. The Company expects to repay 75% of the amount borrowed prior to December 31, 2022.